UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 14, 2003
(Date of earliest event reported)

PHARMCHEM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19371	77-0187280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 N. Beach Street, Haltom City, Texas	76137
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817-605-5300

Item 5. Other Events and Regulation FD Disclosure.

On November 14, 2003, PharmChem, Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated November 14, 2003

Exhibit Index
99.1	Press release dated November 14, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMCHEM, INC. (Registrant)
November 14, 2003 (Date)	/s/ DAVID A. LATTANZIO David A. Lattanzio Vice President and Chief Financial Officer